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                                                                     Exhibit 4.1

                            ILX LIGHTWAVE CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                  COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 44966Q 10 2

THIS CERTIFIES THAT
IS THE OWNER OF
    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER
                                   SHARE, OF
                            ILX LIGHTWAVE CORPORATION
transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed.
   This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile signatures of its duly authorized officers.
Dated:

                                                      SECRETARY
                                                      PRESIDENT
COUNTERSIGNED AND REGISTERED:
                                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    (New York, NY)
                                                                                       TRANSFER AGENT AND REGISTRAR
BY
                                                                                               AUTHORIZED SIGNATURE


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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS
A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -
TEN ENT -
JT TEN -

as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT-                      Custodian
                   --------------------           ------------------------
                          (Cust)                          (Minor)
                 under Uniform Gifts to Minors
                 Act
                     ----------------------------------------------------
                                         (State)
UNIF TRF MIN ACT-                 Custodian (until age           )
                  ---------------                      ----------
                     (Cust)
                                         under Uniform Transfers
                  ----------------------
                         (Minor)
                  to Minors Act
                                -----------------------------------------
                                                (State)

     Additional abbreviations may also be used though not in the above list.
   For value received,                     hereby sell, assign and transfer unto
                         IDENTIFYING NUMBER OF ASSIGNEE

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
                                                                          Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney

to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

                                                        SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.